SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   Form 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        Commission File Number 1-10308


                               January 10, 2003
               Date of Report (Date Of Earliest Event Reported)


                              Cendant Corporation
            (Exact name of Registrant as specified in its charter)


          Delaware                                             06-0918165
(State or Other Jurisdiction of                               (IRS Employer
Incorporation or Organization)                              Identification No.)


9 West 57th Street, New York, New York                            10019
(Address of Principal Executive Office)                        (Zip Code)


                                (212) 413-1800
             (Registrant's telephone number, including area code)


                                     None
      (Former name, former address and former fiscal year, if applicable)



Item 5.  Other Events.

         On January 9, 2003, Cendant Corporation (the "Company") received the Statement of Eligibility of Trustee on Form T-1 of The Bank of Nova Scotia Trust Company of New York, attached as Exhibit 25.1 to this Current Report on Form 8-K and incorporated by reference into the Company's Registration Statement No. 333-65858.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.      Description

25.1             Statement of Eligibility of Trustee on Form T-1.


                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                          CENDANT CORPORATION


                                          By: /s/ Eric J. Bock
                                              ------------------------------
                                              Eric J. Bock
                                              Executive Vice President, Law
                                                 and Corporate Secretary


Date:    January 10, 2003


                                 EXHIBIT LIST


Exhibit No.                Description

25.1                       Statement of Eligibility of Trustee on Form T-1.

                                                                Exhibit 25.1


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305 (B) (2)

               THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK
              ---------------------------------------------------
              (Exact name of trustee as specified in its charter)


            New York                                          13-5691211
(Jurisdiction of incorporation or organization             ( I.R.S. employer
 if not a U.S. national bank)                            Identification number)

 One Liberty Plaza
 New York, N.Y.                                                  10006
 (Address of principal                                         (Zip code)
  executive office)


                                      N/A
          -----------------------------------------------------------
            Name, address and telephone number of agent for service

                              CENDANT CORPORATION
              (Exact name of obligor as specified in its charter)

         Delaware                                      6-0918165
(State or other jurisdiction of           (I.R.S. employer identification no.)
incorporation or organization)

      9 West 57th Street
      New York, NY                                         10019
      (Address of principal                             (Zip Code)
      executive offices)

                                 SENIOR NOTES
                      (Title of the indenture securities)



Item 1.     General Information
                Furnish the following information as to the trustee:

            (a) Name and address of each examining or supervising authority to which it is subject.

                  Board of Governors of the Federal Reserve System Washington, D.C.

                  State of New York Banking Department
                  State House, Albany, N.Y.

            (b)   Whether it is authorized to exercise corporate trust powers.

                  The Trustee is authorized to exercise corporate trust powers.

Item 2.           Affiliation with the Obligor.

                  If the obligor is an affiliate of the trustee, describe each such affiliation.

                  The obligor is not an affiliate of the Trustee.

Item 4.           Trusteeships under other indentures.

                  If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information:

                  (a) Title of the securities outstanding under each such other indenture.

                      Cendant Corporation
                      6.45% Debentures due 2003
                      6.75% Senior Notes due 2006
                      6.875% Notes due 2006
                      7.75% Notes due 2003
                      3.875% Convertible Senior Debentures due 2011

                  (b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of
         Section 310(b)(1) of the Act arises as a result of the trusteeship under any such other indenture, including a statement as to how the indenture securities will rank as compared with the securities issued under such other indentures.

                      The trustee does not believe there is a default under the outstanding indenture securities. The ranking of the securities to be issued under this indenture will rank pari passu with the securities issued and outstanding under such other indentures.



Item 16. List of Exhibits.

         List below all exhibits filed as part of this statement of eligibility.

         Exhibit 1 Copy of the Organization Certificate of the Trustee as now in effect. (Exhibit 1 to T-1 to Registration Statement No. 333-6688 which exhibit is incorporated herein by reference).

         Exhibit 2 Copy of the Certificate of Authority of the Trustee to commerce business. (Exhibit 2 to T-1 to Registration Statement No. 333-6688 which exhibit is incorporated herein by reference).

         Exhibit 3 None; authorization to exercise corporate trust powers is contained in the documents identified above as Exhibit 1 and 2.

         Exhibit 4         Copy of the existing By-Laws of the Trustee.
                           (Exhibit 4 to T-1 Registration Statement No.
                           333-6688 which exhibit is incorporated herein by reference).

         Exhibit 5         No Indenture referred to in Item 4.

         Exhibit 6 The consent of the Trustee required by Section 321 (b) of the Trust Indenture Act of 1939. (Exhibit 6 to T-1 to Registration Statement No. 333-27685 which exhibit is incorporated herein by reference).

         Exhibit 7 Copy of the latest Report of Condition of the Trustee as of September 30, 2002.


                                   SIGNATURE


         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of Nova Scotia Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 9th day of January, 2003.


                                            THE BANK OF NOVA SCOTIA TRUST
                                            COMPANY OF NEW YORK


                                            By: /s/ John F. Neylan
                                                ______________________________
                                                 John F. Neylan
                                                 Trust Officer



                                                                 Exhibit 7

The Bank of Nova Scotia Trust, Company of New York
--------------------------------------------------
Legal Title of Bank

New York
---------------------------------------------------
City

New York          10006
---------------------------------------------------
State             Zip Code

FDIC Certificate Number /_/_/_/_/_/


Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for September 30, 2002

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC-BALANCE SHEET

                                                Dollar Amounts in Thousands  RCON       Bil     Mil    Thou
ASSETS
1.   Cash and balances due from depository institutions (from Schedule
     RC-A):
     a.  Noninterest-bearing balances and currency and coin(1)............   0081                       991  1.a.
     b.  Interest-bearing balances(2)...................................     0071                 6     000  1.b.
2.   Securities:
     a.  Held-to-maturity securities (from Schedule RC-B, column A).....     1754                 4     207  2.a.
     b.  Available-for-sale securities (from Schedule RC-B, column D)...     1773                         0  2.b.
3.   Federal funds sold and securities purchased under agreement to
     resell.............................................................     1350
     a.  Federal Funds sold.............................................     B987                 5     800  3.a.
     b.  Securities purchased under agreements to resell................     B989                         0  3.b.
4.   Loans and lease financing receivable (from Schedule RC-C):
     a.  Loans and leases held for sale.................................     5369                         0  4.a.
     b.  Loans and leases, net of unearned income ........     B528                                          4.b.
     c.  LESS: Allowance for loan and lease losses .......     3123                                          4.c.
     d.  Loans and leases, net of unearned income and allowance (item 4.b
         minus 4.c)......................................................    B529                         0  4.d.
5.   Trading assets (from Schedule RC-D).................................    3545                         0  5.
6.   Premises and fixed assets (including capitalized leases)............    2145                         0  6.
7.   Other real estate owned (from Schedule RC-M)........................    2150                         0  7.
8.   Investments in unconsolidated subsidiaries and associated companies
     (from Schedule RC-M)................................................    2130                         0  8.
9.   Customers' liability to this bank on acceptances outstanding........    2155                         0  9.
10.  Intangible assets:
     a.  Goodwill.......................................................     3163                         0  10.a.
     b.  Other intangible assets (from Schedule RC-M)...................     0426                         0  10.b.
11.  Other assets (from Schedule RC-F)...................................    2160                       193  11.
12.  Total assets (sum of items 1 through 11) ...........................    2170                17     191  12.

_____________
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

SCHEDULE RC-CONTINUED

                                               Dollar Amounts in Thousands  RCON      Bil       Mil    Thou
LIABILITIES
13.  Deposits:
     a.  In domestic offices (sum of totals of columns A and C from
         Schedule RC-E)..................................................   2200                  3     541  13.a.
         (1)  Noninterest-bearing(l)........     6631        3       541                                     13.a.(1)
         (2)  Interest-bearing..............     6636                                                        13.a.(2)
     b.  Not applicable
14.  Federal funds purchased and securities sold under agreements to
     repurchase                                                             2800                          0  14.
     a.  Federal Funds purchased(2)......................................   B993                          0  14.a.
     b.  Securities sold under agreements to purchase(3).................   B995                          0  14.b.
15.  Trading liabilities (from Schedule RC-D)............................   3548                          0  15.
16.  Other borrowed money (includes mortgage indebtedness and obligations
     under capitalized leases)(from Schedule RC-M).......................   3190                          0  16.
17.  Not applicable
18.  Bank's liability on acceptances executed and outstanding............   2920                          0  18.
19.  Subordinated notes and debentures(4)................................   3200                          0  19.
20.  Other liabilities (from Schedule RC-G)..............................   2930                        369  20.
21.  Total liabilities (sum of items 13 through 20)......................   2948                  3     910  21.
22.  Minority interest in consolidated subsidiaries......................   3000                          0  22.
EQUITY CAPITAL
23.  Perpetual preferred stock and related surplus.......................   3838                          0  23.
24.  Common stock........................................................   3230                  1     000  24.
25.  Surplus (exclude all surplus related to preferred stock)............   3839                 10     030  25.
26.  a.  Retained earnings...............................................   3632                  2     251  26.a.
     b.  Accumulated other comprehensive incomes(3)......................   B530                          0  26.b.
27.  Other equity capital components(4)..................................   A130                          0  27.
28.  Total equity capital (sum of items 23 through 27)...................   3210                 13     281  28.
29.  Total liabilities, minority interest, and equity capital (sum of
     items 21, 22, and 28)...............................................   3300                 17     191  29.


Memorandum
To be reported with the March Report of Condition.
                                                                      RCON                Number
1.   Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of
     auditing work performed far the bank by independent external
     auditors as of any date during 2001.........................     6724                M.1.

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report an the bank

2= Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3= Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm

4= Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5= Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

6=       Review of the bank's financial statements by external auditors

7=       Compilation of the bank's financial statements by external auditors

8=       Other audit procedures (excluding tax preparation work)

9=       No external audit work

___________
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2)      Includes limited-life preferred stock and related surplus.

(3) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.

(4) Includes treasury stock and unearned Employee Stock Ownership Plan shares.